Intangible Assets	12 Months Ended
Dec. 31, 2015
Intangible Assets
Intangible Assets
(6)	Intangible Assets

Core Deposit Intangible Asset

Core deposit intangible assets in the amount of $4.8 million were fully amortized as of June 30, 2013. Amortization expense was $0, $0 and $135,000 for the years ended December 31, 2015, 2014 and 2013, respectively.

Mortgage Servicing Rights

At December 31, 2015 and 2014, respectively, the Company serviced mortgage loans for others totaling $312.1 million and $313.9 million, respectively. Mortgage loan servicing fees, reported as non-interest income, earned on loans sold were $873,000, $895,000, and $901,000, for the years ended December 31, 2015, 2014, and 2013, respectively.

The table below presents changes in mortgage servicing rights (MSRs) for the years ended December 31, 2015, 2014, and 2013.

(in thousands)	2015	2014	2013

Balance at beginning of year	$2,762	$3,036	$2,549
Originated mortgage servicing rights	386	302	512
Changes in fair value:
Due to change in model inputs and assumptions (1)	372	66	723
Other changes in fair value (2)	(673)	(642)	(748)
Amortization	0	0	0

Balance at end of year	$2,847	$2,762	$3,036

(1)	The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.
(2)	Other changes in fair value reflect changes due to customer payments and passage of time.

The following key data and assumptions were used in estimating the fair value of the Company’s mortgage servicing rights as of the years ended December 31, 2015 and 2014:

	2015	2014
Weighted-Average Constant Prepayment Rate	9.58%	10.54%
Weighted-Average Note Rate	3.92%	3.99%
Weighted-Average Discount Rate	9.16%	9.21%
Weighted-Average Expected Life (in years)	5.90	5.70